AMENDMENT

To

Amended and Restated Transfer Agency and Service Agreement

Between

PIMCO

And

SS&C GIDS, Inc.

This Amendment is made as of March 4, 2025, (the “Effective Date”), between PIMCO and SS&C GIDS, Inc. (successor by assignment to DST Asset Manager Solutions, Inc.) (the “Transfer Agent”). In accordance with Section 16.1 (Amendment) and Section 17 (Additional Portfolios) of the Amended and Restated Transfer Agency and Service Agreement between the parties dated May 14, 2015, as amended (the “Agreement”), the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. The current Schedule A to the Agreement is hereby replaced and superseded with the Schedule A attached hereto, effective as of March 4, 2025; and

2.	SS&C GIDS, Inc. is successor by assignment to DST Asset Manager Solutions, Inc. Any reference to DST Asset Manager Solutions, Inc. in the Agreement shall be replaced with SS&C GIDS, Inc.

3.	All defined terms and definitions in the Agreement shall be the same in this Amendment (the “March 4, 2025 Amendment”) except as specifically revised by this Amendment; and

4.	Except as specifically set forth in this March 4, 2025 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this March 4, 2025 Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year written above.

PIMCO		SS&C GIDS, Inc.

By:		By:
Name:	Colleen McLaughlin	Name:	Nicholas Wright
Title:	Senior Vice President	Title:	Authorized Signatory

Schedule A

Effective Date: March 4, 2025

PIMCO Funds		Status	Inception Date

PIMCO All Asset All Authority Fund	All Classes	Operational	10/31/2003

PIMCO All Asset Fund	All Classes	Operational	7/31/2002

PIMCO California Intermediate Municipal Bond Fund	All Classes	Operational	8/31/1999

PIMCO California Municipal Bond Fund	All Classes	Operational	5/31/2012

PIMCO California Municipal Intermediate Value Fund	All Classes	Operational	03/18/2019

PIMCO California Municipal Opportunistic Value Fund	All Classes	Operational	03/18/2019

PIMCO California Short Duration Municipal Income Fund	All Classes	Operational	8/31/2006

PIMCO Climate Bond Fund	All Classes	Operational	12/10/2019

PIMCO CommoditiesPLUS® Strategy Fund	All Classes	Operational	05/28/2010

PIMCO CommodityRealReturn Strategy Fund®	All Classes	Operational	6/28/2002

PIMCO Credit Opportunities Bond Fund	All Classes	Operational	08/31/2011

PIMCO Diversified Income Fund	All Classes	Operational	7/31/2003

PIMCO Dynamic Bond Fund	All Classes	Operational	06/30/2008

PIMCO Emerging Markets Bond Fund	All Classes	Operational	7/31/1997

PIMCO Emerging Markets Corporate Bond Fund	All Classes	Operational	7/1/2009

PIMCO Emerging Markets Currency and Short-Term Investments Fund	All Classes	Operational	05/31/2005

PIMCO Emerging Markets Full Spectrum Bond Fund	All Classes	Operational	2/25/2013

PIMCO Emerging Markets Local Currency and Bond Fund	All Classes	Operational	12/29/2006

PIMCO ESG Income Fund	All Classes	Operational	09/30/2020

PIMCO Extended Duration Fund	All Classes	Operational	8/31/2006

PIMCO Global Advantage® Strategy Bond Fund	All Classes	Operational	02/05/2009

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	All Classes	Operational	10/02/1995

PIMCO Global Core Asset Allocation Fund	All Classes	Operational	10/29/2008

PIMCO GNMA and Government Securities Fund	All Classes	Operational	07/31/1997

PIMCO Government Money Market Fund	All Classes	Operational	1/27/2009

PIMCO High Yield Fund	All Classes	Operational	12/15/1992

PIMCO High Yield Municipal Bond Fund	All Classes	Operational	7/31/2006

PIMCO High Yield Spectrum Fund	All Classes	Operational	9/15/2010

PIMCO Income Fund	All Classes	Operational	3/30/2007

PIMCO Inflation Response Multi-Asset Fund	All Classes	Operational	8/31/2011

PIMCO International Bond Fund (U.S. Dollar-Hedged)	All Classes	Operational	12/02/1992

PIMCO International Bond Fund (Unhedged)	All Classes	Operational	04/30/2004

PIMCO Investment Grade Credit Bond Fund	All Classes	Operational	04/28/2000

PIMCO Long Duration Total Return Fund	All Classes	Operational	8/31/2006

PIMCO Long-Term Credit Bond Fund	All Classes	Operational	03/31/2009

PIMCO Long-Term Real Return Fund	All Classes	Operational	11/12/2001

PIMCO Long-Term U.S. Government Fund	All Classes	Operational	07/01/1991

PIMCO Low Duration Credit Fund	All Classes	Operational	4/29/2011

PIMCO Low Duration ESG Fund	All Classes	Operational	12/31/1996

PIMCO Low Duration Fund	All Classes	Operational	5/11/1987

PIMCO Low Duration Fund II	All Classes	Operational	10/31/1991

PIMCO Low Duration Income Fund	All Classes	Operational	7/30/2004

PIMCO Low Duration Opportunities Fund	All Classes	Operational

PIMCO Moderate Duration Fund	All Classes	Operational	12/31/1996

PIMCO Mortgage Opportunities and Bond Fund	All Classes	Operational	10/22/2012

PIMCO Municipal Bond Fund	All Classes	Operational	12/31/1997

PIMCO National Intermediate Municipal Bond Fund	All Classes	Operational	5/31/2012

PIMCO National Municipal Intermediate Value Fund	All Classes	Operational	03/18/2019

PIMCO National Municipal Opportunistic Value Fund	All Classes	Operational	03/18/2019

PIMCO New York Municipal Bond Fund	All Classes	Operational	8/31/1999

PIMCO Preferred and Capital Securities Fund	All Classes	Operational	04/13/2015

PIMCO RAE Fundamental Advantage PLUS Fund	All Classes	Operational	2/29/2008

PIMCO RAE PLUS EMG Fund	All Classes	Operational	11/26/2008

PIMCO RAE PLUS Fund	All Classes	Operational	06/30/2005

PIMCO RAE PLUS International Fund	All Classes	Operational	09/30/2011

PIMCO RAE PLUS Small Fund	All Classes	Operational	09/30/2011

PIMCO RAE Worldwide Long/Short PLUS Fund	All Classes	Operational	12/4/2014

Schedule A

Effective Date: March 4, 2025

PIMCO Real Return Fund	All Classes	Operational	1/29/1997

PIMCO RealEstateRealReturn Strategy Fund	All Classes	Operational	10/30/2003

PIMCO Short Asset Investment Fund	All Classes	Operational	5/31/2012

PIMCO Short Duration Municipal Income Fund	All Classes	Operational	8/31/1999

PIMCO Short-Term Fund	All Classes	Operational	10/7/1987

PIMCO StocksPLUS® Absolute Return Fund	All Classes	Operational	6/28/2002

PIMCO StocksPLUS® Fund	All Classes	Operational	5/13/1993

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	All Classes	Operational	10/30/2003

PIMCO StocksPLUS® International Fund (Unhedged)	All Classes	Operational	11/30/2006

PIMCO StocksPLUS® Long Duration Fund	All Classes	Operational	8/31/2007

PIMCO StocksPLUS® Short Fund	All Classes	Operational	7/23/2003

PIMCO StocksPLUS® Small Fund	All Classes	Operational	3/31/2006

PIMCO Total Return ESG Fund	All Classes	Operational	5/1/1991

PIMCO Total Return Fund	All Classes	Operational	5/11/1987

PIMCO Total Return Fund II	All Classes	Operational	12/30/1991

PIMCO Total Return Fund IV	All Classes	Operational	5/26/2011

PIMCO Total Return Fund V	All Classes	Operational	5/1/2023

PIMCO TRENDS Managed Futures Strategy Fund	All Classes	Operational	12/31/2013

PAPS		Status	Inception Date

PIMCO ABS and Short-Term Investments Portfolio		Operational	10/31/2000

PIMCO All Asset: Multi-RAE PLUS Fund		Operational	10/06/2020

PIMCO All Asset: Multi-Real Fund		Operational	09/22/2020

PIMCO All Authority: Multi-RAE Plus Fund		Operational	08/23/2022

PIMCO EM Bond and Short-Term Investments Portfolio		Operational	04/03/1998

PIMCO High Yield and Short-Term Investments Portfolio		Operational	12/08/2000

PIMCO International Portfolio		Operational	12/13/1989

PIMCO Investment Grade Credit Bond Portfolio		Operational	01/26/2000

PIMCO Long Duration Credit Bond Portfolio		Operational	12/22/2008

PIMCO Low Duration Portfolio		Operational	5/31/2012

PIMCO Moderate Duration Portfolio		Operational	7/31/2012

PIMCO Mortgage and Short-Term Investments Portfolio		Operational	01/31/2000

PIMCO Municipal Portfolio		Operational	08/21/2000

PIMCO Real Return Portfolio		Operational	4/28/2000

PIMCO Sector Fund Series - AM

PIMCO Sector Fund Series - H

PIMCO Sector Fund Series - I		Operational	6/2/2022

PIMCO Short Asset Portfolio		Operational	05/01/2017

PIMCO Short-Term Floating NAV Portfolio II		Operational	6/9/2009

PIMCO Short-Term Floating NAV Portfolio III		Operational	3/12/2012

PIMCO Short-Term Portfolio		Operational	4/20/2000

PIMCO U.S. Government and Short-Term Investments Portfolio		Operational	01/31/2000

PVIT		Status	Inception Date

PIMCO All Asset Portfolio	All Classes	Operational	4/30/2003

PIMCO Balanced Allocation Portfolio	All Classes	Operational	4/27/2012

PIMCO CommodityRealReturn® Strategy Portfolio	All Classes	Operational	06/30/2004

PIMCO Dynamic Bond Portfolio	All Classes	Operational	05/02/2011

PIMCO Emerging Markets Bond Portfolio	All Classes	Operational	9/30/2002

PIMCO Global Bond Opportunities Portfolio (Unhedged)	All Classes	Operational	01/10/2002

PIMCO Global Core Bond (Hedged) Portfolio	All Classes	Operational	5/2/2011

PIMCO Global Diversified Allocation Portfolio	All Classes	Operational	4/30/2012

PIMCO Global Managed Asset Allocation Portfolio	All Classes	Operational	4/15/2009

PIMCO High Yield Portfolio	All Classes	Operational	4/30/1998

Schedule A

Effective Date: March 4, 2025

PIMCO Income Portfolio	All Classes	Operational	4/29/2016

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	All Classes	Operational	02/16/1999

PIMCO International Bond Portfolio (Unhedged)	All Classes	Operational	04/30/2008

PIMCO Long-Term U.S. Government Portfolio	All Classes	Operational	4/30/1999

PIMCO Low Duration Portfolio	All Classes	Operational	2/16/1999

PIMCO Real Return Portfolio	All Classes	Operational	9/30/1999

PIMCO Short-Term Portfolio	All Classes	Operational	9/30/1999

PIMCO Total Return Portfolio	All Classes	Operational	12/31/1997

Equity Series		Status	Inception Date

PIMCO Dividend and Income Fund	All Classes	Operational	12/14/2011

PIMCO RAE Emerging Markets Fund	All Classes	Operational	06/05/2015

PIMCO RAE Global ex-US Fund	All Classes	Operational	06/05/2015

PIMCO RAE International Fund	All Classes	Operational	06/05/2015

PIMCO RAE US Fund	All Classes	Operational	06/05/2015

PIMCO RAE US Small Fund	All Classes	Operational	06/05/2015

PIMCO REALPATH® Blend 2030 Fund	All Classes	Operational	12/31/2014

PIMCO REALPATH® Blend 2035 Fund	All Classes	Operational	12/31/2014

PIMCO REALPATH® Blend 2040 Fund	All Classes	Operational	12/31/2014

PIMCO REALPATH® Blend 2045 Fund	All Classes	Operational	12/31/2014

PIMCO REALPATH® Blend 2050 Fund	All Classes	Operational	12/31/2014

PIMCO REALPATH® Blend 2055 Fund	All Classes	Operational	12/31/2014

PIMCO REALPATH® Blend 2060 Fund	All Classes	Operational	12/31/2019

PIMCO REALPATH® Blend 2065 Fund	All Classes	Operational	12/30/2022

PIMCO REALPATH® Blend 2070 Fund

PIMCO REALPATH® Blend Income Fund	All Classes	Operational	12/31/2014

PESVIT		Status	Inception Date

PIMCO StocksPLUS® Global Portfolio	All Classes	Operational	04/14/2010

MANAGED ACCOUNTS - FISH		Status	Inception Date

Fixed Income SHares: Series C	All Classes	Operational	03/17/2000

Fixed Income SHares: Series LD	All Classes	Operational	12/20/2013

Fixed Income SHares: Series M	All Classes	Operational	03/17/2000

Fixed Income SHares: Series R	All Classes	Operational	04/15/2004

Fixed Income SHares: Series TE	All Classes	Operational	06/25/2012

PRIVATE FUNDS		Status	Inception Date

PIMCO Municipal Focus Strategy Fund	All Classes	Operational	12/30/2005

PIMCO Municipal Real Return Fund	All Classes	Operational	04/30/2001

StocksPLUS, L.P.	All Classes	Operational	09/21/1987

Private Funds (Limited to Blue Sky Services)	CIK
PIMCO Distressed Senior Credit Opportunities Fund II Offshore Feeder, LP	1532935
PIMCO Distressed Senior Credit Opportunities Fund II, LP	1532934
PIMCO Global Credit Opportunity Employee Onshore Fund LLC	1571718
PIMCO Global Credit Opportunity Offshore Fund Ltd.	1370509
PIMCO Global Credit Opportunity Onshore Fund LLC.	1459533
PIMCO Loan Interests and Credit Onshore Master Fund LLC	1559671
PIMCO Loan Interests and Credit Offshore Master Fund LTD.	1555573
PIMCO Muni Real Return	1139696
PIMCO Municipal Funds LLC	1348864
PIMCO Absolute Return Strategy 3 Offshore Fund Ltd. (f/k/a PIMCO Absolute Return Strategy II Offsh	1412058
PIMCO Absolute Return Strategy 3 Onshore Fund LLC (f/k/a PIMCO Absolute Return Strategy II Onsho	1336837

Schedule A

Effective Date: March 4, 2025

PIMCO Absolute Return Strategy 3E Offshore Fund Ltd. (f/k/a PIMCO Absolute Return Strategy III Off	1324636
PIMCO Absolute Return Strategy 3E Onshore Fund LLC (f/k/a PIMCO Absolute Return Strategy III Ons	1438677
PIMCO Absolute Return Strategy IV Employee Onshore Fund LLC	1571731
PIMCO Absolute Return Strategy IV Fund 1 Ltd.	1171964
PIMCO Absolute Return Strategy IV Fund 2 Ltd.	1171962
PIMCO Absolute Return Strategy IV LLC.	1171963
PIMCO Absolute Return Strategy V Offshore Fund Ltd.	1430674
PIMCO Large Cap StocksPLUS Total Return Fund	1460669
PIMCO Tactical Opportunities Offshore Fund L.P.	1569540
PIMCO Tactical Opportunities Onshore Fund L.P.	1569541
PIMCO Absolute Return Strategy III Overlay Offshore Fund Ltd.	1577866
PIMCO Combined Alpha Strategies Offshore Fund Ltd	1389537
PIMCO Dividend Emerging Market Sector Fund LLC Form D	1637306
PIMCO RAE Fundamental Global Fund LLC	1644762
PIMCO RAE Fundamental Global ex-US Fund LLC	1644759
PIMCO RAE Fundamental International Fund LLC	1644757
PIMCO RAE Fundamental Emerging Markets Fund LLC	1644758
PIMCO RAE Fundamental US Fund LLC	1644801
PIMCO Absolute Return Strategy V Onshore Fund LLC	1653768
PHFS II SP, A Segregated Portfolio of PHFS Series SPC	1647780
PIMCO Global Inflation Linked Bond Fund Ltd.	1628775
PHFS I SP, a Segregated Portfolio of PHFS Series SPC	1647779
PHFS III SP, a Segregated Portfolio of PHFS Series SPC	1656582
PHFS IV SP, a Segregated Portfolio of PHFS Series SPC	1668220
PHFS V SP, A Segregated Portfolio of PHFS Series SPC	1673677
PIMCO Money Market Fund Ltd.	1689296
PIMCO Multi-Asset Alternative Risk Premia Strategy Offshore Fund L.P.	1702456
PIMCO Multi-Asset Alternative Risk Premia Strategy Onshore Fund L.P.	1720593
PIMCO Absolute Return Strategy IV IDF LLC	1426150
StocksPLUS, L.P. A	1459534
StocksPLUS, L.P. B	1459534
PIMCO Commodities Alpha Fund	1570965
PIMCO Commodities Alpha Offshore Fund	1570879
PHFS Residential Opportunities Offshore Fund, L.P	1810622
PIMCO ILS Fund SP I, A Segregated Portfolio of PIMCO ILS Series SPC	1778560
PIMCO ILS Fund SP II, A Segregated Portfolio of PIMCO ILS Series SPC	1798640
PIMCO Multi-Asset Alternative Risk Premia Strategy Risk Off Version Offshore Fund L.P.	1793835

Schedule A

Effective Date: March 4, 2025

PIMCO Combined Alpha Strategies Offshore Fund Ltd	1389537
PIMCO Dividend Emerging Market Sector Fund LLC Form D	1637306
PIMCO RAE Fundamental Global Fund LLC	1644762
PIMCO RAE Fundamental Global ex-US Fund LLC	1644759
PIMCO RAE Fundamental International Fund LLC	1644757
PIMCO RAE Fundamental Emerging Markets Fund LLC	1644758
PIMCO RAE Fundamental US Fund LLC	1644801
PIMCO Absolute Return Strategy V Onshore Fund LLC	1653768
PHFS II SP, A Segregated Portfolio of PHFS Series SPC	1647780
PIMCO Global Inflation Linked Bond Fund Ltd.	1628775
PHFS I SP, a Segregated Portfolio of PHFS Series SPC	1647779
PHFS III SP, a Segregated Portfolio of PHFS Series SPC	1656582
PHFS IV SP, a Segregated Portfolio of PHFS Series SPC	1668220
PHFS V SP, A Segregated Portfolio of PHFS Series SPC	1673677
PIMCO Money Market Fund Ltd.	1689296
PIMCO Multi-Asset Alternative Risk Premia Strategy Offshore Fund L.P.	1702456
PIMCO Multi-Asset Alternative Risk Premia Strategy Onshore Fund L.P.	1720593
PIMCO Absolute Return Strategy IV IDF LLC	1426150
StocksPLUS, L.P. A	1459534
StocksPLUS, L.P. B	1459534
PIMCO Commodities Alpha Fund	1570965
PIMCO Commodities Alpha Offshore Fund	1570879
PHFS Residential Opportunities Offshore Fund, L.P	1810622
PIMCO ILS Fund SP I, A Segregated Portfolio of PIMCO ILS Series SPC	1778560
PIMCO ILS Fund SP II, A Segregated Portfolio of PIMCO ILS Series SPC	1798640
PIMCO Multi-Asset Alternative Risk Premia Strategy Risk Off Version Offshore Fund L.P.	1793835
PIMCO Commodity Risk Premia Onshore Fund L.P.	1744003
PIMCO Commodity Risk Premia Offshore Fund Ltd.	1744028
PIMCO Multi-Asset Alternative Risk Premia Strategy Risk Off Version Onshore Fund L.P.	1793851
PIMCO Commodity Risk Premia Onshore Fund L.P.	1744003
PIMCO Commodity Risk Premia Offshore Fund Ltd.	1744028
PIMCO Multi-Asset Alternative Risk Premia Strategy Risk Off Version Onshore Fund L.P.	1793851